UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2020

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-36198	46-2286804
(Commission File Number)	(IRS Employer Identification No.)

5660 New Northside Drive, Third Floor Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 857-4700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 20, 2020, Intercontinental Exchange, Inc. (“ICE”) completed the public offering and issuance of $1,250,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2023 (the “Floating Rate Notes”), $1,000,000,000 aggregate principal amount of its 0.700% Senior Notes due 2023 (the “2023 Notes”), $1,500,000,000 aggregate principal amount of its 1.850% Senior Notes due 2032 (the “2032 Notes”), $1,250,000,000 aggregate principal amount of its 2.650% Senior Notes due 2040 (the “2040 Notes”) and $1,500,000,000 aggregate principal amount of its 3.000% Senior Notes due 2060 (the “2060 Notes” and, together with the Floating Rate Notes, the 2023 Notes, the 2032 Notes and the 2040 Notes, the “Notes”).

The Notes were sold pursuant to an Underwriting Agreement, dated August 17, 2020 (the “Underwriting Agreement”), among ICE and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as representatives of the underwriters named therein. The Notes were offered and sold pursuant to ICE’s automatic shelf registration statement on Form S-3 (File No. 333-223502) and the prospectus included therein, filed with the Securities and Exchange Commission on March 7, 2018, and supplemented by the prospectus supplement dated August 17, 2020. The Notes were issued under the Indenture, dated as of August 13, 2018 (the “Indenture”), between ICE and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of August 20, 2020 (the “Supplemental Indenture”), between ICE and the Trustee.

ICE received approximately $6.43 billion in net proceeds, after underwriting discounts and commissions and before offering expenses, from the sale of the Notes. ICE intends to use the net proceeds from the offering of the Notes, together with the issuance of commercial paper and/or borrowings under its revolving credit facility and borrowings under a new senior unsecured term loan facility, to finance the cash portion of the purchase price for Ellie Mae Intermediate Holdings I, Inc. and its indirect wholly owned subsidiary, Ellie Mae, Inc., under the terms of the stock purchase agreement, which was announced on August 6, 2020.

The foregoing description of the Underwriting Agreement and the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement and the Supplemental Indenture (including the forms of the Notes), which are filed and incorporated by reference as Exhibits 1.1 and 4.1 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of August 17, 2020 among Intercontinental Exchange, Inc. and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Third Supplemental Indenture dated as of August 20, 2020 between Intercontinental Exchange, Inc., as issuer, and Wells Fargo Bank, National Association, as trustee.

4.2	Form of Floating Rate Senior Notes due 2023 (included in Exhibit 4.1).

4.3	Form of 0.700% Senior Notes due 2023 (included in Exhibit 4.1).

4.4	Form of 1.850% Senior Notes due 2032 (included in Exhibit 4.1).

4.5	Form of 2.650% Senior Notes due 2040 (included in Exhibit 4.1).

4.6	Form of 3.000% Senior Notes due 2060 (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: August 20, 2020	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel

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